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                                                                    EXHIBIT 10.1


              POOL ENERGY SERVICES CO. 1996 MANAGEMENT BONUS PLAN
                             SENIOR EXECUTIVE LEVEL


1.       Plan Period

         The Plan shall be effective for the calendar year 1996 (the "Plan Period") subject to early termination in accordance with Paragraph 8 hereof.

2.       Purpose

         The purposes of the Plan are to provide additional motivations to management:

         a. to cause the financial performance of Pool Energy Services Co. (the "Company") to be equal to or better than budget;

         b. to cause the Stock Performance of the Company to exceed that of comparable companies and

         c.      to cause the achievement of safety goals.

3.       Eligibility

         Subject to the provisions of Paragraphs 7 and 8 hereof, the period of an individual's participation in the Plan shall be concurrent with the period of his full-time employment in a position which is designated herein or has been designated by the Plan Committee as a Participating Position. Full-time employee incumbents of Participating Positions shall be Plan participants ("Participants").

4.       Plan Committee

         There shall be a Plan Committee consisting of the Company's President ("CEO"), its Senior Vice President, Finance ("CFO") and its Vice President, Human Resources ("VPHR"). The Plan Committee shall make decisions by majority vote, one of which must be that of the CEO, and shall govern the Plan with respect to:

         a.      Participation.   Participating Positions shall include the
                 CEO, CFO, VPHR, Vice President and General Counsel ("VPGC") and each Group Vice President ("GVP"). The Plan Committee may add or remove any other Participating Positions, subject to the provisions of Paragraphs 7 and 8 hereof.

         b. Safety Incentive. The Plan Committee may designate certain Participating Positions as being subject to the safety incentive feature of the Plan, as described in Paragraph 5.h. hereof, may change those designations from time to time, and may approve the Safety Goals for each such position,
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         c.      Plan Changes.  The Plan Committee may recommend changes to the
                 Plan or recommend the termination of the Plan at any time, subject to the provisions of Paragraph 8 hereof. Final approval of any recommended changes or termination shall be by the Compensation Committee of the Board of Directors of Pool Energy Services Co. (the "Compensation Committee").

         d. Adjustments of Awards. The Plan Committee may recommend an increase or decrease in the amount of a bonus award payable to any Participant when in the judgment of a majority of the Plan Committee the bonus award otherwise payable would be excessive or inadequate in view of the Participant's management efforts. In the case of any adjustments to bonus awards payable to persons with respect to whom adjustments in their compensation otherwise would be subject to the approval of the Compensation Committee, such adjustments to bonus awards hereunder shall likewise be subject to Compensation Committee approval.

         e. Interpretations. The Plan Committee shall interpret Plan provisions, and such interpretations shall be conclusive.


5.       Calculation of Benefits

         a. For purposes of the calculation of bonus awards hereunder the following definitions shall apply:

                 Term                                       Definition
                 ----                                       ----------
                 Actual Stock Performance                   The Stock Performance of the Company.
                 ("ASP")

                 AEBITD *                                   Actual earnings before interest expense, income tax provision
                                                            (credit) and depreciation and amortization of the Company for the Plan Period.

                 ANI *                                      Actual Net Income of the Company for the  Plan Period.

                 ANI (Division) *                           Actual Net Income of an Operating Division for the Plan
                                                            Period.
- ------------------------

         * AEBITD, ANI and ANI (Division) shall include an accrued amount for bonus awards to be paid under the Plan.
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
                 Term                                       Definition
                 ----                                       ----------
                 BEBITD                                     Budgeted earnings before interest expense, income tax
                                                            provision (credit) and depreciation and amortization of the
                                                            Company for the Plan Period as reflected in the Company's
                                                            1996 budget.

                 BNI                                        Budgeted Net Income of the Company for 1996, as reflected in the Company's 1996 budget for the Company.

                 BNI (Division)                             Budgeted Net Income for an Operating Division for 1996, as
                                                            reflected in the Company's 1996 budget for that Operating
                                                            Division.

                 Base Salary                                The base salary for a Participant, as specified in the
                                                            personnel and payroll records of the employing subsidiary of the Company on the date the employee becomes a Participant.

                                                            For employees who are promoted, or otherwise transferred,
                                                            from one Participating Position to another after January 1,
                                                            1996, Base Salary for each period of service in a
                                                            Participating Position shall be the base salary for the
                                                            Participant as specified in the personnel and payroll records of the employing subsidiary of the Company on the date the employee assumed each such position or January 1, 1996,
                                                            whichever is later.

                 Operating Division                         Either of the following:  U.S. Operations or International
                                                            Operations.

                                                            The ANI (Division), BNI (Division), SP, or SG applicable to an individual Operation Participant shall be that of the most senior of the above named Operating Divisions for which the individual has functional responsibility.

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
                 Term                                       Definition
                 ----                                       ----------
                 Peer Group                                 Atwood Oceanics, Inc.; Baker Hughes Incorporated; BJ Services
                                                            Company; Energy Service Company, Inc.; Energy Ventures, Inc.;
                                                            Global Marine Inc.; Halliburton Company; Helmerich & Payne,
                                                            Inc.; Noble Drilling Corporation; Parker Drilling Company;
                                                            Pride Petroleum Services, Inc.; Rowan Companies, Inc.;
                                                            Tuboscope Vetco International Corporation; Weatherford
                                                            Enterra, Inc.;  and Western Atlas Inc.

                 Safety Goals ("SG")                        (1) For domestic operations:  The targeted frequency in the
                                                            ----------------------------
                                                            Plan Period of OSHA Recordable Incidents ("ORI") as defined by the Occupational Safety and Health Act of 1970, for an
                                                            Operating Division as approved by the Plan Committee.

                                                            (2) For international operations:  The budgeted frequency in
                                                            ---------------------------------
                                                            the Plan Period of lost-time incidents ("LTI"), as approved by the Plan Committee.

                 Safety Performance ("SP")                  (1) For domestic operations:  The actual frequency in the Plan
                                                            ----------------------------
                                                            Period of ORI reported for an Operating Division in the Pool Energy
                                                            Services Co. Management Report for the Plan Period.

                                                            (2) For international operations:  The actual frequency in
                                                            ---------------------------------
                                                            the Plan Period of LTI as reported for an Operating Division in the Pool Energy Services Co. Management Report for the
                                                            Plan Period.

                 Stock Performance                          The difference, measured as a percent, between the closing price of a share of common stock of a company on the first trading day of the Plan Period and the closing price of a
                                                            share of such common stock on the final trading day of the
                                                            Plan Period.

                 Targeted Stock Performance                 The weighted average Stock Performance of
                 ("TSP")                                    the Peer Group.

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         b.      Subject to the limitations and restrictions specified in
                 Paragraph 5.i. below, Participant's awards will be equal to Base Salary multiplied by the sum of the applicable percentages calculated under:

                 (a)      Paragraph 5.c.,
                 (b)      Paragraph 5.d. or 5.e. as applicable.
                 (c)      Paragraph 5.f., and
                 (d)      Paragraph 5.g. if applicable.

         c.      Stock Performance

                 Condition                                          Applicable Percentage
                 ---------                                          ---------------------
                                                                           CFO/                  VPGC/
                                                    CEO                    GVP                   VPHR
                                                    ---                    ---                   ----
               (1) ASP is equal to TSP.            10.0%                   7.5%                  6.25%

               (2) ASP is at least                   The percentage specified in 5.c.(1) above reduced by:
                   equal to 90% but
                   less than 100% of
                   TSP.

                                                                           CFO/                     VPGC/
                                                    CEO                    GVP                      VPHR
                                                    ---                    ---                      ----
                                                 25-(25xASP           18.75-(18.75xASP        15.625-(15.625xASP
                                               divided by TSP)        divided by TSP)          divided by TSP)

               (3) ASP is more than                  The percentage specified in 5.c.(1) above increased by:
                   100% of TSP.
                                                                           CFO/                   VPGC/
                                                    CEO                    GVP                    VPHR
                                                    ---                    ---                    ----
                                                  ASP-TSP                ASP-TSP                ASP-TSP
                                                  ------- X 100          ------- X 75           ------- X 62.5
                                                      TSP                    TSP                    TSP

         d.      BNI Achievement Applicable to Staff Participants

                 Condition                                           Applicable Percentage
                 ---------                                           ---------------------
                                                                                                 VPGC/
                                                            CEO                 CFO              VPHR
                                                            ---                 ---              ----
                 (1)      ANI is equal to 100%              15%                11.25%            9.375%
                          of BNI.

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
                 (2)      ANI is at least equal             The percentage specified in 5.d.(1) above reduced
                          to 90% but less than              by:
                          100% of BNI.

                                                                                                      VPGC/
                                                   CEO                   CFO                          VPHR
                                                   ---                   ---                          ----
                                             37.5-(37.5xANI       28.125-(28.125xANI          23.4375-(23.4375xANI
                                             divided by BNI)       divided by BNI)              divided by BNI)

                 (3)      ANI is more than               The percentage specified in 5.d.(1) above increased
                          100% of BNI.                   by:

                                                                                                      VPGC/
                                                   CEO                   CFO                          VPHR
                                                   ---                   ---                          ----
                                                  ANI-BNI               ANI-BNI                      ANI-BNI
                                                  ------- X 75          ------- X 56.25              ------- X 46.875
                                                    BNI                   BNI                           BNI

         e.      BNI Achievement Applicable to GVPs

                 Condition                                          Applicable Percentage
                 ---------                                          ----------------------
                 (1)      ANI is equal to 100% of BNI and                    4.125%
                          ANI (Division) is at least equal
                          to BNI (Division).

                 (2)      ANI is at least 90% but                   The percentage specified in 5.e.(1) above
                          less than 100% of BNI, and                reduced by:
                          ANI (Division) is at least
                          equal to BNI (Division).                  10.3125-(10.3125xANI divided by BNI)

                 (3)      ANI is more than 100% of BNI,             The percentage specified in 5.e.(1) above
                          and ANI (Division) is at least            increased by:
                          equal to BNI (Division).
                                                                             ANI-BNI
                                                                             -------  X 20.625
                                                                                 BNI

                 (4)      ANI (Division) is equal to BNI            4.125%
                          (Division).


                 (5)      ANI (Division) is at least 90%            The percentage specified in 5.e.(4) above
                          but less than 100% of BNI                 reduced by:
                          (Division).
                                                                    10.3125-[10.3125xANI (Division) divided by BNI
                                                                    (Division)]

                 (6)      ANI (Division) is more than 100%          The percentage specified in 5.e.(4) above
                          of BNI (Division).                        increased by:

                                                                    ANI (Division)-BNI (Division)
                                                                    ----------------------------- X 20.625
                                                                            BNI (Division)

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         f.      EBITD Achievement

                 Condition                                                   Applicable Percentage
                 ----------                                                  ----------------------
                                                                                               CFO/              VPGC/
                                                                             CEO               GVP               VPHR
                                                                             ---               ---               ----
                 (1)      AEBITD is equal to 100%                            15%              11.25%             9.375%
                          of BEBITD

                 (2)      AEBITD is at least equal          The percentage specified in 5.f.(1) above reduced
                          to 90% but less than              by:
                          100% of BEBITD

                                                                             CFO/                       VPGC/
                                                     CEO                     GVP                        VPHR
                                                     ---                     ---                        ----
                                               37.5-(37.5xANI       28.125-(28.125xANI          23.4375-(23.4375xANI
                                               divided by BNI)       divided by BNI)              divided by BNI)

                 (3)      AEBITD is more than               The percentage specified in 5.f.(1) above increased
                          100% of BEBITD.                   by:
                                                                              CFO/                      VPGC/
                                                     CEO                      GVP                       VPHR
                                                     ---                      ---                       ----
                                                   ANI-BNI                  ANI-BNI                    ANI-BNI
                                                   -------  X 75            -------  X 56.25           -------  X 46.875
                                                     BNI                      BNI                        BNI

g.       Safety Achievement Applicable to GVPs

         Condition                                                  Applicable Percentage
         ----------                                                 ----------------------
         (1)     SP is equal to SG.                                          3.0%

         (2)     SP is less than SG.                        The percentage specified in 5.g.(1) above increased
                                                             by:

                                                            12.5-(12.5xSP divided by SG)

         (3)     SP is greater than SG.                     None

h.       Restrictions and Limitations

         The maximum bonus payable to any Participant shall be a percentage of Base Salary which is 80% for the CEO, 60% for the CFO and GVP and 50% for the VPGC and VPHR. In addition, the maximum bonus payable for exceeding any target in the Plan is limited to twice the amount that would be payable for achieving that target. Bonus amounts calculated in accordance with the applicable provisions of Subparagraphs 5.c., 5.d., 5.e., 5.f., and 5.g. hereof will be reduced as necessary so as not to exceed the limitations of this Subparagraph 5.h.
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6.       Payment of Bonus Awards

         A Participant's bonus award shall be paid in a single payment, less applicable withholding taxes, no later than March 15, 1997, provided, however, that at the discretion of the Compensation Committee, payment may be in cash or in a combination of cash and shares of common stock of the Company. In the event of the latter, not less than 50% of the bonus award due will be paid in cash and the remainder (the "Remainder") will be paid in Restricted Stock or Bonus Stock under the provisions of the Pool Energy Services Co. 1993 Employee Stock Incentive Plan (the "Stock Plan"). The number of shares so awarded will be determined on the basis of the Fair Market Value, as defined in the Stock Plan, on the final trading day of the Plan Period, or such other date as the Compensation Committee shall determine, and will be a number of shares, the aggregate Fair Market Value of which equals 115% of the Remainder.

7.       Termination of Employment

         In the event of a Participant's becoming employed in, terminated (with or without cause) from, reassigned to or reassigned from a Participating Position during the Plan Period, any bonus award shall be prorated for the portion of the Plan Period he was employed in the Participating Position, and such prorated amount shall be paid when due except that no bonus award whatsoever shall be payable to Participants whose employment is terminated during the Plan Period for reasons other than death, total disability, retirement or redundancy. Bonus awards due to Participants who die during the Plan Period shall be paid to the beneficiary designated by the Participant for Company sponsored life insurance.



8.       Termination of Plan

         The Plan may be terminated at any time. No termination of the Plan shall affect the Company's obligation with respect to any bonus theretofore accrued. In the event of Plan termination the Plan Period shall end on the effective date of the termination of the Plan.